UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023
CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33292	20-3431375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350	Kansas City,	MO	64106
(Address of Registrant's Principal Executive Offices)			(Zip Code)

(816)	875-3705
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.001 per share	CORR	New York Stock Exchange
7.375% Series A Cumulative Redeemable Preferred Stock	CORRPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 12, 2023, CorEnergy Infrastructure Trust, Inc. (the “Company”) received a notice (the “Notice”) from the New York Stock Exchange (“NYSE”) that it is not in compliance with the continued listing standard set forth in Section 802.01C of the NYSE's Listed Company Manual (“Section 802.01C”) because the average closing price of the Company's common stock was less than $1.00 per share over a consecutive 30 trading-day period.

The Notice has no immediate effect on the listing of the Company's common stock on the NYSE, subject to the Company's compliance with the NYSE's other continued listing requirements, and, at this time, the Company’s common stock will continue to trade on the NYSE under the symbol “CORR” with an added designation of ".BC" to indicate "below compliance." Pursuant to Section 802.01C, the Company has six months following receipt of the Notice to regain compliance with the minimum share price requirement set forth in Section 802.01C. The Company may regain compliance at any time during the six-month cure period if, on the last trading day of any calendar month during the six-month cure period or on the last day of the cure period, the Company's common stock has a closing price of at least $1.00 per share and an average closing price of at least $1.00 per share over the 30 trading-day period ending on the last trading day of that month. Section 802.01C requires the Company to notify the NYSE, within 10 business days of receipt of the Notice, of its intent to cure this deficiency. The Company intends to notify the NYSE of its intent to regain compliance with the requirements of Section 802.01C. The Notice does not affect the Company's business operations or its reporting obligations with the Securities and Exchange Commission.

Under Section 802.01B of the NYSE's Listed Company Manual (“Section 802.01B”), there is an additional continued listing requirement that the average market capitalization of the Company’s common stock cannot be below $15.0 million measured over a consecutive 30 trading-day period. The Company confirmed with the NYSE that, for purposes of this calculation, the Company may include its shares of Class B common stock issuable upon the conversion of Class A-2 and A-3 units of Crimson Midstream Holdings, LLC (“Crimson”), in addition to its common stock and Class B common stock. As a result, as of September 12, 2023, there are 27,249,895 shares that count towards the Company’s common stock market capitalization for purposes of Section 802.01B, comprised of (i) 15,353,833 outstanding shares of common stock, (ii) 683,761 outstanding shares of Class B common stock, plus (iii) 11,212,301 shares of Class B common stock issuable upon the conversion of Class A-2 and A-3 units of Crimson. With the closing price of $0.83, on September 12, 2023, for purposes of this calculation, the Company’s common stock had a market capitalization of $22.6 million, and thus the Company remains compliant with the minimum market capitalization requirement set forth in Section 802.01B.

Forward-Looking Statements
This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify forward-looking statements by use of words such as "will," "may," "should," "could," "believes," "expects," "anticipates," "estimates," "intends," "projects," "goals," "objectives," "targets," "predicts," "plans," "seeks," or similar expressions or other comparable terms or discussions of strategy, plans or intentions. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including, among others, the Company's ability to cure the deficiency set forth in the Notice and for its equity securities to remain listed on the NYSE; changes in economic and business conditions; a decline in oil production levels; competitive and regulatory pressures; failure to realize the anticipated benefits of requested tariff increases; risks related to the uncertainty of the projected financial information with respect to Crimson; compliance with environmental, safety and other laws; our continued ability to access debt and equity markets and comply with existing debt covenants (including those relating to continued listing on the NYSE); failure to complete pending asset sales on the Company's expected timeline or at all; risks associated with climate change; risks associated with changes in tax laws and the Company's ability to continue to qualify as a REIT; and other factors discussed in the Company’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, the Company does not assume a duty to update any forward-looking statement.

Item 7.01	Regulation FD Disclosure.

On September 13, 2023, the Company issued a press release related to the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is being "furnished" and shall not be deemed "filed" for purposes of, or otherwise subject to, liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	EXHIBITS.

Exhibit No.	Description
99.1	Press Release dated September 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: September 13, 2023	By:	/s/ Robert L Waldron
Robert L Waldron
President and Chief Financial Officer